UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2015

ERBA Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14798	11-3500746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
14100 NW 57th Court, Miami Lakes, Florida	33014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 305-324-2300

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 8, 2015, Diamedix Corporation (“Diamedix”), a wholly-owned subsidiary of ERBA Diagnostics, Inc. (the “Corporation”), as seller, entered into a First Amendment to Agreement for Purchase and Sale of Real Property (the “First Amendment”) with Joe Management LLC, as buyer (“Buyer”), for the sale of the real property owned by Diamedix located at 2115, 2140, 2141, 2150, 2155, 2160 North Miami Avenue and 38 NW 22nd Street, in Miami, Florida, and all improvements thereon (collectively, the “Property”), amending the Purchase and Sale Agreement entered into between Diamedix and Buyer on March 25, 2015 (the “Original Agreement” and, together with the First Amendment, collectively, the “Agreement”). The Original Agreement is described in the Corporation’s Current Report on Form 8-K that was filed on March 26, 2015, which is incorporated herein by reference.

Under the First Amendment, the 45-day examination period was extended to June 19, 2015. During the examination period as extended by the First Amendment, Buyer has the right to: (i) conduct a due diligence investigation of the Property; and (ii) terminate the Agreement in its sole and absolute discretion. While the Agreement is binding upon Diamedix, Buyer, in its sole and absolute discretion, may terminate the Agreement during the examination period as extended by the First Amendment.

The Agreement provides for the consummation of the purchase and sale of the Property to occur within 60 days after the expiration of the examination period as extended by the First Amendment.

The description of the First Amendment set forth under this Item 1.01 does not purport to be complete. Such description is qualified in its entirety by reference to the copy of the First Amendment (attached hereto as Exhibit 10.1), which is incorporated by reference herein.

ERBA Diagnostics, Inc., has made forward-looking statements in this Current Report on Form 8-K, which are subject to risks and uncertainties and which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be preceded by, followed by or otherwise include the words "may," "will," "believes," "expects," "anticipates," "intends," "plans," "estimates," "projects," "could," "would," "should," or similar expressions or statements that certain events or conditions may occur. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by these forward-looking statements. These forward-looking statements are based largely on our expectations and the beliefs and assumptions of our management and on the information currently available to it and are subject to a number of risks and uncertainties, including, without limitation:

●	Buyer, in its sole and absolute discretion, may terminate the Agreement during the examination period; and

●	the consummation of the purchase and sale of the Property may not occur when anticipated, or at all.

Many of these factors are beyond the control of ERBA Diagnostics, Inc. In addition to the risks and uncertainties set forth above, investors should consider the economic, competitive, governmental, technological and other risks and uncertainties discussed in the ERBA Diagnostics, Inc.’s filings with the SEC, including, without limitation, the risks and uncertainties discussed under the heading “Risk Factors” in such filings.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

10.1	First Amendment to Agreement for Purchase and Sale of Real Property, dated as of May 8, 2015, by and between Diamedix Corporation and Joe Management LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERBA Diagnostics, Inc.

Dated: May 12, 2015	By:	/s/ Mohan Gopalkrishnan
Mohan Gopalkrishnan,
Chief Executive Officer

Exhibit Index

Exhibit	Description

10.1	First Amendment to Agreement for Purchase and Sale of Real Property, dated as of May 8, 2015, by and between Diamedix Corporation and Joe Management LLC